UNITED STATED
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 12, 2012

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powell Place, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 12, 2012, the Company issued a press release reporting sales for the first fiscal quarter ended March 31, 2012. Additionally, the Company updated its guidance for the results of operations expected for the first quarter ended March 31, 2012 and updated its guidance for the full year ending December 29, 2012.

A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securites Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securites Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On April 12, 2012, the Company issued a press release relating to the matters discussed in Item 2.02 above, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: None
(b) Pro Forma Financial Information: None
(c) Exhibits:

This exhibit is furnished pursuant to Items 2.02 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

April 12, 2012	By:	/s/ Anthony F. Crudele

Name: Anthony F. Crudele
Title: Executive Vice President - Chief Financial Officer and Treasurer

INDEX EXHIBIT

Exhibit No.	Description

99.1	Press Release dated April 12, 2012